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                        SUPPLEMENT DATED NOV. 10, 2006*

                             TO THE PROSPECTUS FOR

       RIVERSOURCE RETIREMENT ADVISOR 4 ADVANTAGE(SM) VARIABLE ANNUITY/

         RIVERSOURCE RETIREMENT ADVISOR 4 SELECT(SM) VARIABLE ANNUITY/

 RIVERSOURCE RETIREMENT ADVISOR 4 ACCESS(SM) VARIABLE ANNUITY S-6503 A (6/06)

This supplements the above referenced prospectus and supersedes the supplement filed on or about July 21, 2006:

The footnote on pgs. 7, 21 and 26 of the prospectus, describing the ten-year surrender charge schedule for certain states, has been replaced with the following:

* In Alaska, Arizona, Connecticut, Georgia, Hawaii, Illinois, Iowa, Minnesota, Mississippi, Montana, North Carolina, Oregon, Utah and Washington, the ten-year surrender charge schedule is 8% for years 0-2, 7% for year 3 and declining by 1% each year thereafter until it is 0% for years 10+. For contracts issued in Alabama and Massachusetts, surrender charges are waived after the tenth contract anniversary.

The footnote (3) on pg. 14 of the prospectus, describing expenses in certain states, has been replaced with the following:

(3) In Alaska, Arizona, Connecticut, Georgia, Hawaii, Illinois, Iowa, Minnesota, Mississippi, Montana, North Carolina, Oregon, Utah and Washington, your expenses would be slightly lower due to the modified ten-year surrender charge schedule.





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S-6503-6 A (11/06)

*Valid until further notice.